Wells Fargo + Wachovia A Combined Premier Financial Services Company A Superior Deal for Shareholders October 3, 2008 Exhibit (99)(b)

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such
statements include, but are not limited to, statements about expected cost savings and other benefits of the merger between Wells Fargo and
Wachovia, expected integration costs of the merger, and the combined company’s plans, objectives, expectations and intentions for the future.
You should not unduly rely on forward-looking statements.  They are based on the current beliefs and expectations of Wells Fargo’s management and are subject to significant risks and uncertainties.  The forward-looking statements speak only as of the date of this presentation, and Wells Fargo does not undertake to update such statements to reflect changes that occur after that date.
There are a number of factors that could cause actual results to differ from those set forth in the forward-looking statements. These factors include, but are not limited to: the risk that the credit crisis will continue longer or be more severe than expected; the risk that Wells Fargo will incur more credit losses from Wachovia’s loan portfolio than expected; the inability to obtain required approvals of the merger from regulatory authorities on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that cost savings and other expected benefits of the merger may not be fully realized or may take longer to realize than expected; the risk that deposit attrition will be greater than expected; the risk that disruption from the merger may make it more difficult to maintain business and operational relationships; the risk of new and changing governmental regulation; and the exposure of Wells Fargo to additional litigation as a result of the merger.  Additional factors are described in Wells Fargo’s Annual Report on Form 10-K for the year ended December 31, 2007, as updated by Wells Fargo’s
Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.  Such reports are available on the website of the Securities and Exchange
Commission (www.sec.gov).
INFORMATION ABOUT THE MERGER
The proposed merger will be submitted to Wachovia Corporation shareholders for their consideration. Wells Fargo will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of Wachovia Corporation that also constitutes a prospectus of Wells Fargo. Wachovia Corporation will mail the proxy statement-prospectus to its shareholders. Wachovia share-
holders and other investors are urged to read the final proxy statement-prospectus when it becomes available because it will describe the proposed merger and contain other important information. You may obtain copies of all documents filed with the SEC regarding the proposed merger, free of charge, at the SEC’s website (www.sec.gov).  Wells Fargo and Wachovia and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Wachovia Corporation shareholders in connection with the proposed merger. Information about each company’s directors and executive officers and their ownership of the company’s common stock is contained in the definitive proxy statement filed for each company with respect to their respective 2008 annual meeting.

Transaction Overview
Terms
Fixed exchange ratio
0.1991 Wells Fargo shares for each Wachovia share
$7.00 per Wachovia share¹
Total consideration of $15.1 billion¹
Structure
Whole company transaction: nothing left behind
No FDIC assistance
Capital raise
Wells Fargo anticipates raising capital of up to $20 billion
¹ Based on Wells Fargo’s closing price on October 2, 2008 of $35.16

Transaction Overview
Revenue and credit
assumptions:
Synergies:
Merger costs:
Targeted close:
Due diligence:
Remaining approvals:
Includes conservative deposit run-off and
credit assumptions
$5 billion annual expense reduction
$10 billion
Fourth quarter 2008
Completed
Regulatory approvals
Wachovia shareholders

The New Wells Fargo
Source: SNL Financial and Company data
Note: Financial data as of June 30, 2008. Banking store data as of September 18, 2008. Deposit and store data include all pending bank acquisitions, and exclude Bank of
America’s acquisition of Merrill Lynch.  Total Net Loans include Held for Sale
U.S. Banking Stores U.S. Deposits ($ billions)
Rank Institution Stores (#) Rank Institution Deposits
1 Pro forma Wells Fargo 6,675 1 Pro forma Wells Fargo $713
2 Bank of America 6,138 2 Bank of America 697
3 JPMorgan Chase 5,410 3 JPMorgan Chase 670
- Wachovia 3,348 - Wachovia 420
- Wells Fargo 3,327 - Wells Fargo 294
4 U.S. Bancorp 2,649 4 Citi 261
Company Data ($ millions)
Assets $609,074 $812,433
Total Net Loans 417,776 485,884
Deposits 339,124 447,790
Core deposits 310,410 400,387
Mutual fund AUM 151,306 107,100

Source: SNL Financial
Note: Data as of September 18, 2008
Unparalleled Market Position
Largest, Most Extensive Banking Store Network Across the U.S.
Wells Fargo retail banking stores — 3,327
Wachovia retail banking stores — 3,348
Total combined retail banking stores — 6,675

$11.2
$15.1
$39.6
$59.8
$10.2
$95.9
$27.6
$13.8
$20.6 $20.8
$3.3 $5.5
$26.2
$22.5
$21.2
California Florida Texas New Jersey North
Carolina
Virginia Georgia Pennsylvania Arizona Colorado Minnesota
Wells Fargo Wachovia
Adjusted deposits in key states - $ in billions
Adjusted deposits in key states - $ in billions
Source: SNL Financial
Note: Deposit data as of June 30, 2007, pro forma for acquisitions; excludes deposits greater than $500mm in a single banking store
¹ Unadjusted deposits (includes deposits greater than $500mm in-a
single-banking-store)
² 2007-2012
Leading Market Share from
Coast to Coast
$135.5
$59.8
$37.8
$26.2
$22.5
$21.2 $20.8 $20.6
$17.0
$16.7
1 1 1 1 1 1 1 3 1 1 1
21.8% 18.7% 13.0% 20.0% 19.3% 19.7% 15.1% 9.8% 24.6% 23.2% 19.7%
2,530 2,418 2,372 331 805 614 1,129 267 1,079 417 325
6.8% 12.8% 9.9% 3.7% 8.9% 7.8% 11.7% 2.1% 17.0% 8.5% 6.1%
% of total
Deposits¹ in states with #1 rank 67%
Deposits¹ in states with top 2 rank 85
Deposits¹ in states with top 3 rank 93
$15.1
Market share
Rank
Pop growth (%)²
Pop growth (000)²

WELLS FARGO

WELLS FARGO

WACHOVIA

WELLS FARGO

WACHOVIA

Strong Retail Distribution and
Customer Base
Powerful Retail Distribution
Combined
Banking stores (#) 3,327 3,348 6,675
Total stores (#) 5,941 4,820 10,761
ATMs (#) 6,950 5,277 12,227
Significant Customer Base
Combined
Total retail households (mm) 11.2 15.0 26.2
Active online customers (mm) 10.6 5.1 15.7
States in footprint (#) 24 21 39
Source: Company filings
¹ Not adjusted for customers in common
² Six overlapping
+
+
1
1
2

Significant Competitive Advantages
Source: Company filings, SNL Financial
Presence in growth markets 50% of U.S. population growth in footprint 80% of U.S. population growth in footprint
Penetration of affluent entrepreneurs #1 small business lender Top 10 wealth manager
Consumer Banking Competitive advantage in cross-sell Most #1 rankings in customer satisfaction among U.S. Banks
Middle Market Commercial Leading relationship bank in the West #1 in Southeast
Insurance Largest Bank-owned Insurance Brokerage Nation's largest distributor of annuities
Trade Finance / Global Payments Deep relationships with U.S. exporters and leading position in global remittance
World-class international correspondent
banking network
Treasury Services #1 cash management provider in market Leading cash management provider on
East coast
Mutual Funds $151.3 billion in AUM $107.1 billion in AUM

Pro Forma Financial Review

Balance sheet adjustments
($42) $270 Total Consumer
Estimated Lifetime Losses &
($24) $228 Total Commercial
(3) 60 Foreign / Leasing
(12) 46 Total CRE
$ billions
($74) Total
($8) Other Marks
($65) $498 ²
Total Loans
(3) 88 Other Consumer
(7) 60 Home Equity
($32) $122 Pick-A-Pay
($9) $123 Commercial
Market Value Adjustments¹ Balance
6/30/2008
¹ To be included in purchase accounting or post acquisition financial results over time
² Balances as of June 30  , 2008, before unearned income ($10 billion)
th

Capital
$ billions
6/30/2008 Estimated 12/31/08 pro forma
Wells Fargo Wells Fargo
Assets (regulatory)
Total assets $609 $1,371
Tangible assets 595 1,342
Risk-weighted assets 516 1,094
Average assets for leverage ratio 577 1,342
Capital (regulatory)
Tangibile common equity $33 $50
Tier 1 capital 44 82
Total capital 60 121
Capital ratios
TCE/TA (regulatory) 5.6% 3.7%
Leverage 7.4 6.1
Tier 1 capital 8.2 7.5
Total capital 11.2 11.1
Note: Reflects $20 billion capital raise.  24-month extension of deferred tax asset exclusion limits pending final regulatory approval

P&L Impact
Cost Savings
Approximately $5 billion annually, or approximately 10% of
combined 2008 non-interest expense
Majority of cost synergies achievable by end of 2010
Disciplined approach to banking store integration
Merger Costs
Estimated transaction-related costs of approximately $10 billion
EPS Impact
Expect majority of credit costs related to legacy portfolio to be incurred in the next two years, and the transaction to add
meaningfully to EPS thereafter

Conclusion
Strategic Fit
Greatly enhances retail banking platform in attractive markets
Combined deposits of $787 billion ($713 billion U.S. deposits)
and 6,675 banking stores
Increases market share in existing fast-growing markets
#1 in 9 of top 10 key states
Expands footprint into attractive new markets – Miami to New
York City
Successful, experienced acquiror: 280 transactions over past 20 years, including Wells Fargo / Norwest merger
Increases scale of wholesale banking platform
Extends product capabilities
Combination with Wachovia creates the premier
Coast-to-Coast financial services franchise

Appendix

#1 Rank in 10 of Top 20 MSAs
Concentration in fast-growing MSAs
Source: SNL Financial
Note: Deposit data as of June 30, 2007, pro forma for acquisitions; excludes deposits greater than $500mm in a single store
Top 20 MSAs in the United States Ranked by Deposit Size ($bn)
Deposits Deposit growth Pro forma Wells Fargo
2007 2002-2007 CAGR Rank Market share
($bn) (%) Presence # (%)
1 New York $462 5.1% 5 6.1%
2 Los Angeles 258 6.9 1 16.8
3 Chicago 193 5.2 8 0.7
4 Miami 122 7.3 1 19.1
5 Philadelphia 108 5.4 1 15.1
6 San Francisco 107 4.7 1 28.3
7 Boston 92 2.3 NM 0.0
8 Washington 90 6.4 2 12.7
9 Dallas 77 8.1 3 12.3
10 Atlanta 75 9.4 1 20.6
11 Houston 73 7.6 2 16.5
12 Detroit 64 3.4 NM 0.0
13 Seattle 51 7.2 4 8.6
14 Phoenix 46 10.1 1 24.5
15 St Louis 46 3.9 NM 0.0
16 San Diego 45 7.1 1 22.8
17 San Jose 45 5.2 1 30.0
18 Pittsburgh 45 3.5 NM 0.0
19 Minneapolis 43 5.3 1 24.3
20 Tampa 40 6.1 1 20.3